Quarterly Holdings Report
for
Fidelity® Metaverse ETF
September 30, 2023
MET-NPRT1-1123
1.9904981.101
Common Stocks - 99.6%
	Shares	Value ($)
COMMUNICATION SERVICES - 42.4%
Entertainment - 21.1%
Com2uS Corp.	2,439	80,794
Electronic Arts, Inc.	3,485	419,594
Embracer Group AB (a)	73,758	148,749
Kakao Games Corp. (a)	6,093	114,915
KRAFTON, Inc. (a)	1,813	202,340
NCSOFT Corp.	1,001	165,053
NetEase, Inc.	21,600	439,896
Netmarble Corp. (a)(b)	3,814	118,993
Nexon Co. Ltd.	14,100	252,614
Nintendo Co. Ltd.	11,500	480,114
Playtika Holding Corp. (a)	13,237	127,472
Roblox Corp. (a)	10,320	298,867
Take-Two Interactive Software, Inc. (a)	2,650	372,034
Ubisoft Entertainment SA (a)	6,279	204,489
WeMade Entertainment Co. Ltd.	3,834	104,843
		3,530,767
Interactive Media & Services - 21.3%
Alphabet, Inc. Class A (a)	5,819	761,474
Bumble, Inc. (a)	9,567	142,740
Meta Platforms, Inc. Class A (a)	2,679	804,263
NAVER Corp.	2,354	351,513
Pinterest, Inc. Class A (a)	12,350	333,821
Snap, Inc. Class A (a)	28,431	253,320
Tencent Holdings Ltd.	20,200	789,755
Weibo Corp. sponsored ADR	10,008	125,500
		3,562,386
TOTAL COMMUNICATION SERVICES		7,093,153
INFORMATION TECHNOLOGY - 50.9%
Electronic Equipment, Instruments & Components - 1.2%
Sunny Optical Technology Group Co. Ltd.	29,300	204,640
IT Services - 4.5%
Endava PLC ADR (a)	3,480	199,578
GDS Holdings Ltd. Class A (a)	102,500	141,346
Globant SA (a)	1,343	265,713
Thoughtworks Holding, Inc. (a)	18,407	75,101
Vnet Group, Inc. ADR (a)	26,323	82,391
		764,129
Semiconductors & Semiconductor Equipment - 11.9%
ams-OSRAM AG (a)	23,277	109,820
Cirrus Logic, Inc. (a)	2,706	200,136
Himax Technologies, Inc. sponsored ADR	19,736	115,258
NVIDIA Corp.	1,605	698,159
Qualcomm, Inc.	5,896	654,810
Synaptics, Inc. (a)	2,317	207,232
		1,985,415
Software - 22.0%
Adobe, Inc. (a)	1,538	784,226
ANSYS, Inc. (a)	1,270	377,889
Autodesk, Inc. (a)	2,176	450,236
Bentley Systems, Inc. Class B	5,753	288,570
Dassault Systemes SA	10,074	376,451
Matterport, Inc. (a)	42,252	91,687
Microsoft Corp.	2,405	759,379
PTC, Inc. (a)	2,272	321,897
Unity Software, Inc. (a)	7,215	226,479
		3,676,814
Technology Hardware, Storage & Peripherals - 11.3%
Apple, Inc.	4,214	721,479
Samsung Electronics Co. Ltd.	16,768	849,955
Super Micro Computer, Inc. (a)	1,145	313,982
		1,885,416
TOTAL INFORMATION TECHNOLOGY		8,516,414
REAL ESTATE - 6.3%
Equity Real Estate Investment Trusts (REITs) - 5.5%
Digital Realty Trust, Inc.	3,411	412,799
Equinix, Inc.	706	512,740
		925,539
Real Estate Management & Development - 0.8%
eXp World Holdings, Inc.	7,718	125,340
TOTAL REAL ESTATE		1,050,879
TOTAL COMMON STOCKS (Cost $16,950,541)		16,660,446

TOTAL INVESTMENT IN SECURITIES - 99.6% (Cost $16,950,541)	16,660,446
NET OTHER ASSETS (LIABILITIES) - 0.4% (c)	68,345
NET ASSETS - 100.0%	16,728,791

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME E-mini NASDAQ 100 Index Contracts (United States)	2	Dec 2023	59,466	(2,603)	(2,603)

The notional amount of futures purchased as a percentage of Net Assets is 0.4%

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $118,993 or 0.7% of net assets.

(c)	Includes $3,360 of cash collateral to cover margin requirements for futures contracts.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	278,050	234,464	512,514	393	-	-	-	0.0%
Total	278,050	234,464	512,514	393	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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